PETROLEUM & RESOURCES CORPORATION

Board of Directors

Enrique R. Arzac [2,4]	Roger W. Gale [1,3,5]
Phyllis O. Bonanno [1,4,5]	Thomas H. Lenagh [2,3]
Kenneth J. Dale [3,4]	Kathleen T. McGahran [1,4],[5]
Daniel E. Emerson [1,3,5]	Douglas G. Ober [1]
Frederic A. Escherich [2,3]	Craig R. Smith [2,4]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee

Officers

Douglas G. Ober	Chairman, President and Chief Executive Officer
Robert E. Sullivan	Executive Vice President
Joseph M. Truta	Executive Vice President
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Maureen A. Jones	Vice President, Chief Financial Officer and Treasurer
Nancy J.F. Prue	Vice President
Christine M. Sloan	Assistant Treasurer
Geraldine H. Paré	Assistant Secretary

Stock Data

Market Price (3/31/08)	$36.43
Net Asset Value (3/31/08)	$41.18
Discount:	11.5%

New York Stock Exchange ticker symbol: PEO

NASDAQ Mutual Fund Quotation Symbol: XPEOX

Newspaper stock listings are generally under the abbreviation: PetRs

Distributions in 2008

From Investment Income (paid or declared)	$0.17
From Net Realized Gains	0.09

Total	$0.26

2008 Dividend Payment Dates

March 1, 2008

June 1, 2008

September 1, 2008*

December 27, 2008*

*Anticipated

LETTER TO STOCKHOLDERS

We submit herewith the financial statements of the Petroleum & Resources Corporation (the Corporation) for the three months ended March 31, 2008. In addition, there are provided a schedule of investments and other financial information.

Net assets of the Corporation at March 31, 2008 were $41.18 per share on 22,698,284 shares outstanding, compared with $42.99 per share at December 31, 2007 on 22,768,250 shares outstanding. On March 1, 2008, a distribution of $0.13 per share was paid, consisting of $0.05 from 2007 long-term capital gain, $0.04 from 2007 short-term capital gain, $0.03 from 2007 investment income, and $0.01 from 2008 investment income, all taxable in 2008. On April 10, 2008 an investment income dividend of $0.13 per share was declared to stockholders of record May 15, 2008, payable June 1, 2008.

Net investment income for the three months ended March 31, 2008 amounted to $1,941,993, compared with $1,934,035 for the same three month period in 2007. These earnings are equal to $0.09 per share in each period.

Net capital gain realized on investments for the three months ended March 31, 2008 amounted to $4,711,402, or $0.21 per share.

For the three months ended March 31, 2008, the total return on net asset value (with dividends and capital gains reinvested) of shares of the Corporation was (3.9)%. The total return on the market value of the Corporation’s shares for the period was (5.4)%. These compare to a (6.5)% change in the Dow Jones Oil and Gas Index and a (9.4)% total return for the Standard & Poor’s 500 Composite Stock Index over the same time period.

For the twelve months ended March 31, 2008, the Corporation’s total return on net asset value was 19.7% and on market value was 17.3%. Comparable figures for the Dow Jones Oil & Gas Index and the S&P 500 were 21.0% and (5.1)%, respectively.

The Annual Meeting was held on March 13, 2008 in Baltimore, Maryland. The results of the voting at the Annual Meeting are shown on page 14.

Current and potential stockholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, on our website at www.peteres.com. Also available on the website are a brief history of the Corporation, historical financial information, and other useful content. Further information regarding stockholder services is located on page 15 of this report.

By order of the Board of Directors,

Douglas G. Ober,

Chairman, President and

Chief Executive Officer

April 11, 2008

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2008

(unaudited)

Assets
Investments* at value:
Common stocks and convertible securities (cost $366,034,527)	$927,649,256
Short-term investments (cost $8,709,921)	8,709,921
Securities lending collateral (cost $64,411,555)	64,411,555	$1,000,770,732
Cash		249,833
Receivables:
Investment securities sold		11,210
Dividends and interest		638,541
Prepaid expenses and other assets		623,147
Total Assets		1,002,293,463
Liabilities
Open written option contracts at value (proceeds $113,889)		78,000
Obligations to return securities lending collateral		64,411,555
Accrued expenses		3,186,363
Total Liabilities		67,675,918
Net Assets		$934,617,545
Net Assets
Common Stock at par value $0.001 per share, authorized 50,000,000 shares; issued and outstanding 22,698,284 shares (includes 33,476 restricted shares, 4,000 restricted stock units, and 2,413 deferred stock units) (Note 6)		$22,698
Additional capital surplus		370,063,832
Accumulated other comprehensive income (Note 5)		(2,084,151)
Undistributed net investment income		358,600
Undistributed net realized gain on investments		4,605,948
Unrealized appreciation on investments		561,650,618
Net Assets Applicable to Common Stock		$934,617,545
Net Asset Value Per Share of Common Stock		$41.18

* See Schedule of Investments on page 10.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Three Months Ended March 31, 2008

(unaudited)

Investment Income
Income:
Dividends	$2,920,838
Interest and other income	267,613
Total income	3,188,451
Expenses:
Investment research	464,163
Administration and operations	333,572
Directors’ fees	101,511
Insurance	75,056
Reports and stockholder communications	50,762
Transfer agent, registrar and custodian expenses	38,845
Investment research services	37,942
Occupancy and other office expenses	34,957
Auditing and accounting services	28,312
Travel, telephone and postage	24,744
Legal services	13,327
Other	43,267
Total expenses	1,246,458
Net Investment Income	1,941,993
Other Comprehensive Income (Note 5)	(27,259)
Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	4,711,402
Change in unrealized appreciation on investments	(45,250,672)
Net Loss on Investments	(40,539,270)
Change in Net Assets Resulting from Operations	$(38,624,536)

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Three Months Ended March 31, 2008	Year Ended December 31, 2007
	(unaudited)
From Operations:
Net investment income	$1,941,993	$10,070,758
Net realized gain on investments	4,711,402	82,692,239
Change in unrealized appreciation on investments	(45,250,672)	144,503,271
Other comprehensive income (Note 5)	(27,259)	(89,917)
Change in net assets resulting from operations	(38,624,536)	237,176,351
Distributions to Stockholders from:
Net investment income	(908,211)	(10,678,823)
Net realized gain from investment transactions	(2,047,321)	(82,870,511)
Decrease in net assets from distributions	(2,955,532)	(93,549,334)
From Capital Share Transactions:
Value of shares issued in payment of distributions	3,192	41,992,828
Cost of shares purchased (Note 4)	(2,916,232)	(19,224,514)
Deferred compensation (Notes 4,6)	190,824	477,259
Change in net assets from capital share transactions	(2,722,216)	23,245,573
Total Change in Net Assets	(44,302,284)	166,872,590

Net Assets:
Beginning of period	978,919,829	812,047,239
End of period (including undistributed net investment income of $358,600 and $0, respectively)	$934,617,545	$978,919,829

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.    SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation is an internally-managed fund emphasizing petroleum and other natural resource investments. The investment objectives of the Corporation are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

Security Transactions and Investment Income—Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to stockholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

Security Valuation—Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost which approximates fair value. Purchased and written options are valued at the last quoted asked price.

The Corporation adopted Financial Accounting Standard Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. There was no impact on the fair value of assets individually or in aggregate upon adoption. In accordance with FAS 157, fair value is defined as the price that the Corporation would receive upon selling an investment in an orderly transaction to an independent buyer. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements, summarized as follows:

•	Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments,
•	Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments,
•	Level 3 — fair value is determined using the Corporation’s own assumptions, developed based on the best information available in the circumstances.

The Corporation’s investments at March 31, 2008 are classified as follows:

	Investment in securities		Written options
Level 1	$927,649,256		$78,000
Level 2	73,121,476	*	—
Level 3	—		—
Total	$1,000,770,732		$78,000

*	Comprised of short-term investments and securities lending collateral.

2.    FEDERAL INCOME TAXES

The Corporation’s policy is to distribute all of its taxable income to its stockholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities at March 31, 2008 was $439,126,180 and net unrealized appreciation aggregated $561,644,552, of which the related gross unrealized appreciation and depreciation were $567,494,867 and $5,850,315, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, annual reclassifications are made within the Corporation’s capital accounts to reflect income and gains available for distribution under income tax regulations. Any income tax-related interest or penalties would be classified as income tax expense.

3.    INVESTMENT TRANSACTIONS

The Corporation’s investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff.

Purchases and sales of portfolio securities, other than options and short-term investments, during the three months ended March 31, 2008 were $27,574,793 and $8,253,529, respectively. Options may be written (sold) or purchased by the Corporation. The Corporation, as writer of an option, bears the risks of possible illiquidity of the option markets and from movements in security values. The risk associated with purchasing an option is limited to the premium originally paid. A schedule of outstanding option contracts as of March 31, 2008 can be found on page 12.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Transactions in written covered call and collateralized put options during the three months ended March 31, 2008 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2007	725	$87,378	650	$69,304
Options written	1,150	134,631	200	24,900
Options terminated in closing purchase transactions	(150)	(20,550)	(250)	(25,195)
Options expired	(825)	(87,570)	(600)	(69,009)
Options exercised	—	—	—	—
Options outstanding, March 31, 2008	900	$113,889	—	$—

4.    CAPITAL STOCK

The Corporation has 5,000,000 authorized and unissued preferred shares, $0.001 par value.

On December 27, 2007, the Corporation issued 1,109,759 shares of its Common Stock at a price of $37.825 per share (the average market price on December 11, 2007) to stockholders of record on November 21, 2007 who elected to take stock in payment of the distribution from 2007 capital gain and investment income. In addition, 446 shares were issued at a weighted average price of $36.09 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

During 2008, the Corporation has issued 278 shares of its Common Stock at a weighted average price of $37.29 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

Transactions in Common Stock for 2008 and 2007 were as follows:

	Shares		Amount
	Three months ended March 31, 2008	Year ended December 31, 2007	Three months ended March 31, 2008	Year ended December 31, 2007
Shares issued in payment of dividends	278	1,110,205	$3,192	$41,992,828
Shares purchased (at a weighted average discount from net asset value of 10.9% and 9.9%, respectively)	(84,200)	(538,375)	(2,916,232)	(19,224,514)
Net activity under the Equity-Based Compensation Plans	13,956	15,553	190,824	477,259
Net change	(69,966)	587,383	$(2,722,216)	$23,245,573

5.    RETIREMENT PLANS

The Corporation’s non-contributory qualified defined benefit pension plan covers all employees with at least one year of service. In addition, the Corporation has a non-contributory nonqualified defined benefit plan which provides eligible employees with retirement benefits to supplement the qualified plan. Benefits are based on length of service and compensation during the last five years of employment.

The funded status of the plans is recognized as an asset (overfunded plan) or a liability (underfunded plan) in the Statement of Assets and Liabilities. Changes in the prior service costs and accumulated actuarial gains and losses are recognized as accumulated other comprehensive income, a component of net assets, in the year in which the changes occur.

The Corporation’s policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Corporation deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. During the three months ended March 31, 2008, the Corporation contributed $7,802 to the plans and expects to contribute an additional $225,000 to the plans during the remainder of 2008.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The following table aggregates the components of the plans’ net periodic pension cost.

	Three months ended March 31, 2008	Year ended December 31, 2007
Service Cost	$69,880	$348,352
Interest Cost	87,417	374,693
Expected return on plan assets	(70,278)	(368,752)
Amortization of prior service cost	8,976	37,717
Amortization of net loss	57,978	226,165
Net periodic pension cost	$153,973	$618,175

The Corporation also sponsors a defined contribution plan that covers substantially all employees. For the three months ended March 31, 2008, the Corporation expensed contributions of $30,635. The Corporation does not provide postretirement medical benefits.

6.    EQUITY-BASED COMPENSATION

Although the Stock Option Plan of 1985 (“1985 Plan”) has been discontinued and no further grants will be made under this plan, unexercised grants of stock options and stock appreciation rights granted in 2004 and prior years remain outstanding. The exercise price of the unexercised options and related stock appreciation rights is the fair market value on date of grant, reduced by the per share amount of capital gains paid by the Corporation during subsequent years. All options and related stock appreciation rights terminate 10 years from date of grant, if not exercised.

A summary of option activity under the 1985 Plan as of March 31, 2008, and changes during the nine month period then ended is presented below:

	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Life (Years)
Outstanding at December 31, 2007	49,681	$11.53	3.68
Exercised	(7,073)	12.09	—
Outstanding at March 31, 2008	42,608	$11.34	3.49
Exercisable at March 31, 2008	17,055	$9.26	2.73

The options outstanding as of March 31, 2008 are set forth below:

Exercise Price	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Life (Years)
$5.00-$7.74	3,975	$5.80	0.75
$7.75-$10.49	14,847	9.12	3.85
$10.50-$13.24	10,372	12.31	3.75
$13.25-$16.00	13,414	14.70	3.72
Outstanding at March 31, 2008	42,608	$11.34	3.49

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award’s vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost/(credit) recognized for the three months ended March 31, 2008 was $(44,363).

The 2005 Equity Incentive Compensation Plan (“2005 Plan”), adopted at the 2005 Annual Meeting, permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 872,639 shares of the Corporation’s Common Stock, including both performance and nonperformance-based restricted stock. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of shares earned contingent on achievement of certain performance targets. If performance targets are not achieved, all or a portion of the performance-based awards are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards are granted at fair market value on grant date. The number of shares of Common Stock which remain available for future grants under the 2005 Plan at March 31, 2008 is 825,322 shares.

A summary of the status of the Corporations’s awards granted under the 2005 Plan as of March 31, 2008, and changes during the three month period then ended is presented below:

Awards	Shares/ Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2007	30,162	$32.99
Granted:
Restricted stock	8,752	37.51
Restricted stock units	4,000	36.85
Deferred stock units	175	38.77
Vested	(3,200)	34.70
Forfeited	—	—
Balance at March 31, 2008 (includes 31,934 performance-based awards and 7,955 nonperformance-based awards)	39,889	$34.26

Compensation costs resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation costs for restricted stock granted to employees for the period ended March 31, 2008 were $101,750. The total compensation costs for restricted stock units granted to non-employee directors for the period ended March 31, 2008 were $42,544. As of March 31, 2008, there were total unrecognized compensation costs of $743,325, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 1.85 years. The total fair value of shares vested during the three month period ended March 31, 2008 was $117,104.

7.    OFFICER AND DIRECTOR COMPENSATION

The aggregate remuneration paid during the three months ended March 31, 2008 to officers and directors amounted to $1,209,476, of which $136,607 was paid as fees and compensation to directors who were not officers. These amounts represent the taxable income to the Corporation’s officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

8.    PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured at all times by collateral of at least 102% of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At March 31, 2008, the Corporation had securities on loan of $62,377,240 and held collateral of $64,411,555, consisting of an investment trust fund which may invest in money market instruments, commercial paper, repurchase agreements, U.S. Treasury Bills, and U.S. agency obligations.

FINANCIAL HIGHLIGHTS

	Three Months Ended
	(unaudited)
	March 31, 2008	March 31, 2007		Year Ended December 31
				2007	2006	2005	2004	2003

Per Share Operating Performance

Net asset value, beginning of period	$42.99	$36.61		$36.61	$35.24	$28.16	$24.06	$20.98

Net investment income	0.09	0.09		0.46	0.47	0.53*	0.41	0.38

Net realized gains and increase (decrease) in unrealized appreciation	(1.79)	1.75		10.37	4.91	8.29	5.05	3.89

Change in accumulated other comprehensive income (note 5)	0.00	0.00		0.00	(0.09)	—	—	—

Total from investment operations	(1.70)	1.84		10.83	5.29	8.82	5.46	4.27

Less distributions

Dividends from net investment income	(0.04)	(0.03)		(0.49)	(0.47)	(0.56)	(0.44)	(0.38)

Distributions from net realized gains	(0.09)	(0.10)		(3.82)	(3.33)	(1.22)	(0.88)	(0.81)

Total distributions	(0.13)	(0.13)		(4.31)	(3.80)	(1.78)	(1.32)	(1.19)

Capital share repurchases	0.02	0.04		0.10	0.15	0.10	0.01	0.02

Reinvestment of distributions	—	—		(0.24)	(0.27)	(0.06)	(0.05)	(0.02)

Total capital share transactions	0.02	0.04		(0.14)	(0.12)	0.04	(0.04)	0.00

Net asset value, end of period	$41.18	$38.36		$42.99	$36.61	$35.24	$28.16	$24.06

Per share market price, end of period	$36.43	$34.63		$38.66	$33.46	$32.34	$25.78	$23.74

Total Investment Return

Based on market price	(5.4)%	3.9%		28.9%	15.3%	32.3%	14.4%	30.8%

Based on net asset value	(3.9)%	5.2%		31.0%	15.7%	32.0%	23.3%	21.2%

Ratios/Supplemental Data

Net assets, end of period (in 000’s)	$934,618	$841,657		$978,920	$812,047	$761,914	$618,887	$522,941

Ratio of expenses to average net assets	0.53%†	0.66%	†	0.54%	0.60%	0.59%	0.56%	0.74%

Ratio of net investment income to average net assets	0.83%†	0.95%	†	1.12%	1.22%	1.61%	1.58%	1.75%

Portfolio turnover	3.58%†	2.40%	†	7.36%	9.95%	10.15%	13.44%	10.20%

Number of shares outstanding at end of period (in 000’s)	22,698	21,942		22,768	22,181	21,621	21,980	21,737

*	In 2005 the Corporation received dividend income of $3,032,857, or $0.14 per share, as a result of Precision Drilling Corp.’s reorganization.
† Ratios	presented on an annualized basis.

SCHEDULE OF INVESTMENTS

March 31, 2008

(unaudited)

	Shares	Value (A)
Stocks And Convertible Securities — 99.3%

Energy — 92.1%
Integrated — 35.5%
Chevron Corp.	715,000	$61,032,400
ConocoPhillips	556,891	42,440,663
Exxon Mobil Corp.	1,245,000	105,302,100
Hess Corp.	195,000	17,195,100
Marathon Oil Co.	240,000	10,944,000
Murphy Oil Corp.	216,500	17,783,310
Royal Dutch Shell plc ADR	265,000	18,279,700
Suncor Energy	90,000	8,671,500
Total S.A. ADR	390,000	28,863,900
Valero Energy Corp.	425,000	20,871,750

		331,384,423

Exploration & Production — 18.4%
Apache Corp.	200,000	24,164,000
Devon Energy Corp.	330,000	34,428,900
EOG Resources, Inc. (B)	230,000	27,600,000
Forest Oil Corp (C)	37,000	1,811,520
Noble Energy, Inc.	340,000	24,752,000
Occidental Petroleum Corp.	400,000	29,268,000
XTO Energy Inc.	487,500	30,156,750

		172,181,170

Services — 24.3%
Baker Hughes, Inc.	205,000	14,042,500
BJ Services Co.	202,600	5,776,126
ENSCO International, Inc.	209,150	13,096,973
Grant Prideco Inc. (C)	308,000	15,159,760
Hercules Offshore, Inc. (B) (C)	600,000	15,072,000
Nabors Industries Ltd. (C)	520,000	17,560,400
Noble Corp.	600,000	29,802,000
Schlumberger Ltd.	560,000	48,720,000
Transocean Inc. (C)	237,953	32,171,246
Weatherford International, Ltd. (C)	493,560	35,768,293

		227,169,298

Utilities — 13.9%
AGL Resources Inc.	170,000	5,834,400
Duke Energy Corp.	217,624	3,884,588
Energen Corp.	400,000	24,920,000
Equitable Resources Inc.	450,000	26,505,000
MDU Resources Group, Inc.	375,000	9,206,250
National Fuel Gas Co.	200,000	9,442,000
New Jersey Resources Corp.	300,000	9,315,000
Northeast Utilities	200,000	4,908,000
Questar Corp.	320,000	18,099,200
Spectra Energy Corp.	108,812	2,475,473
Williams Companies, Inc.	450,000	14,841,000

		129,430,911

	Shares/ Prin. Amt.	Value (A)

Basic Industries — 7.2%
Basic Materials & Other — 7.2%
Air Products and Chemicals, Inc.	115,000	$10,580,000
Aqua America, Inc. (B)	281,000	5,277,180
du Pont (E.I.) de Nemours and Co.	157,500	7,364,700
General Electric Co.	164,000	6,069,640
International Coal Group, Inc. (B) (C)	3,000,000	19,050,000
Lubrizol Corp.	135,000	7,493,850
Massey Energy Co.	96,879	3,536,084
Rohm & Haas Co.	150,000	8,112,000

		67,483,454

Total Stocks And Convertible Securities (Cost $366,034,527) (D)		927,649,256

Short-Term Investments — 0.9%

U.S. Government Obligations — 0.3%
U.S. Treasury Bills, 2.18%, due 5/15/08	$3,000,000	2,992,007

Time Deposit — 0.0%
Wachovia Bank, 1.70%, due 4/1/08		218,353

Commercial Paper — 0.6%
Chevron Funding Corp., 2.05%, due 4/3/08	$1,000,000	999,810
General Electric Capital Corp., 2.28%, due 4/1/08	$2,000,000	2,000,000
Toyota Motor Credit Corp., 1.79%, due 4/3/08	$2,500,000	2,499,751

		5,499,561

Total Short-Term Investments (Cost $8,709,921)	8,709,921

Total Securities Lending Collateral — 6.9% (Cost $64,411,555)
Brown Brothers Investment Trust, 3.02%, due 4/1/08	64,411,555

Total Investments — 107.1% (Cost $439,156,003)	1,000,770,732
Cash, receivables, prepaid expenses and other assets, less liabilities — (7.1)%	(66,153,187)

Net Assets — 100%	$934,617,545

Notes:

(A)	See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B)	Some of the shares of this company are on loan. See note 8 to financial statements.
(C)	Presently non-dividend paying.
(D)	The aggregate market value of stocks held in escrow at March 31, 2008 covering open call option contracts written was $6,055,800.

PORTFOLIO SUMMARY

March 31, 2008

(unaudited)

TEN LARGEST PORTFOLIO HOLDINGS

	Market Value	% of Net Assets
Exxon Mobil Corp.	$105,302,100	11.3%
Chevron Corp.	61,032,400	6.5
Schlumberger Ltd.	48,720,000	5.2
ConocoPhillips	42,440,663	4.5
Weatherford International, Ltd.	35,768,293	3.8
Devon Energy Corp.	34,428,900	3.7
Transocean Inc.	32,171,246	3.5
XTO Energy	30,156,750	3.2
Noble Corp.	29,802,000	3.2
Occidental Petroleum Corp.	29,268,000	3.1

Total	$449,090,352	48.0%

SECTOR WEIGHTINGS

SCHEDULE OF OUTSTANDING OPTION CONTRACTS

March 31, 2008

(unaudited)

Contracts (100 shares each)	Security	Strike Price	Contract Expiration Date		Appreciation/ (Depreciation)

COVERED CALLS
100	Air Products and Chemicals, Inc.	$ 115	Sep	08	$(1,800)
100	ENSCO International, Inc.	65	Apr	08	(5,290)
100	Equitable Resources Inc.	65	Jun	08	700
100	Marathon Oil Co.	55	Apr	08	19,780
100	Marathon Oil Co.	60	Apr	08	9,200
100	Rohm & Haas Co.	55	Apr	08	(1,800)
100	Rohm & Haas Co.	60	Apr	08	12,199
100	Suncor Energy	125	Jun	08	3,700
100	Suncor Energy	135	Sep	08	(800)

900					$35,889

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended March 31, 2008

(unaudited)

	Shares
	Additions		Reductions	Held March 31, 2008
Hercules Offshore, Inc.	57,680			600,000
International Coal Group, Inc.	1,355,924			3,000,000
Massey Energy Co.	96,879			96,879
New Jersey Resources Corp.	100,000	(1)		300,000
Northeast Utilities	89,000			200,000
Transocean Inc.	100,000			237,953
General Electric Co.			164,000	164,000
Rohm & Haas Co.			45,000	150,000

(1)	By stock split.

HISTORICAL FINANCIAL STATISTICS

(unaudited)

Dec. 31	Value Of Net Assets	Shares Outstanding*	Net Asset Value Per Share*	Market Value Per Share*	Dividends From Investment Income Per Share*		Distributions From Net Realized Gains Per Share*		Total Dividends and Distributions Per Share*		Annual Rate of Distribution**
1998	$474,821,118	20,762,063	$22.87	$20.42	$.52		$1.01		$1.53		6.48%
1999	565,075,001	21,471,270	26.32	21.50	.48		1.07		1.55		7.00
2000	688,172,867	21,053,644	32.69	27.31	.39		1.35		1.74		6.99
2001	526,491,798	21,147,563	24.90	23.46	.43		1.07		1.50		5.61
2002	451,275,463	21,510,067	20.98	19.18	.43		.68		1.11		5.11
2003	522,941,279	21,736,777	24.06	23.74	.38		.81		1.19		5.84
2004	618,887,401	21,979,676	28.16	25.78	.44		.88		1.32		5.40
2005	761,913,652	21,621,072	35.24	32.34	.56		1.22		1.78		5.90
2006	812,047,239	22,180,867	36.61	33.46	.47		3.33		3.80		11.26
2007	978,919,829	22,768,250	42.99	38.66	.49		3.82		4.31		11.61
March 31, 2008	934,617,545	22,698,284	41.18	36.43	.17	†	.09	†	.26	†	—

*	Adjusted for 3-for-2 stock split effected in October 2000.
**	The Annual Rate of Distribution is the total dividends and capital gain distributions during the year divided by the average daily market price of the Corporation’s Common Stock.
†	Paid or declared.

Common Stock

Listed on the New York Stock Exchange

Petroleum & Resources Corporation

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900 or (800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

Counsel: Chadbourne & Parke L.L.P.

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Transfer Agent & Registrar: American Stock Transfer & Trust Co.

Custodian of Securities: Brown Brothers Harriman & Co.

This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders was held on March 13, 2008. The following votes were cast for directors:

	votes for	votes withheld
Enrique R. Arzac:	19,535,647	360,862
Phyllis O. Bonanno:	19,544,783	351,726
Kenneth J. Dale:	19,534,638	361,871
Daniel E. Emerson:	19,473,225	423,283
Frederic A. Escherich:	19,557,610	338,898
Roger W. Gale:	19,541,779	354,729
Thomas H. Lenagh:	19,449,738	446,770
Kathleen T. McGahran:	19,540,694	355,864
Douglas G. Ober:	19,529,791	366,718
Craig R. Smith:	19,549,889	345,319

A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Corporation for 2008 was approved with 19,642,959 votes for, 98,680 votes against, and 154,867 shares abstaining.

OTHER INFORMATION

STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to stockholders, the Corporation files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Corporation’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Corporation’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Corporation also posts its Forms N-Q on its website at: www.peteres.com under the heading “Financial Reports”.

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities owned by the Corporation and information as to how the Corporation voted proxies relating to portfolio securities during the 12 month period ended June 30, 2007 are available (i) without charge, upon request, by calling the Corporation’s toll free number at (800) 638-2479; (ii) on the Corporation’s website by clicking on “Corporate Information” heading on the website; and (iii) on the Securities and Exchange Commission’s website at http//www.sec.gov.

PRIVACY POLICY

In order to conduct its business, Petroleum & Resources Corporation, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

STOCKHOLDER INFORMATION AND SERVICES

DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in “street” or brokerage accounts may make their elections by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

Initial Enrollment and Optional Cash Investments
Service Fee	$2.50 per investment
Brokerage Commission	$0.05 per share
Reinvestment of Dividends*
Service Fee	2% of amount invested
(maximum of $2.50 per investment)
Brokerage Commission	$0.05 per share
Sale of Shares
Service Fee	$10.00
Brokerage Commission	$0.05 per share
Deposit of Certificates for safekeeping $7.50
Book to Book Transfers	Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments

Initial minimum investment (non-holders)	$500.00
Minimum optional investment (existing holders)	$50.00
Electronic Funds Transfer (monthly minimum)	$50.00
Maximum per transaction	$25,000.00
Maximum per year	NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-Registered Stockholders

For stockholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

The Corporation

Petroleum & Resources Corporation

Lawrence L. Hooper, Jr.

Vice President, General Counsel and Secretary

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

The Transfer Agent

American Stock Transfer & Trust Company

Address Stockholder Inquiries to:

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(866) 723-8330

Website: www.amstock.com

E-mail: info@amstock.com

Investors Choice Mailing Address:

Attention: Dividend Reinvestment

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Website: www.amstock.com

E-mail: info@amstock.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.